Exhibit 99.1

FOR IMMEDIATE RELEASE                                               News Release
January 18, 2005

             Trustmark Announces Earnings of $116.7 Million in 2004

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced earnings of $116.7 million for the year ended December 31, 2004. Basic earnings per share in 2004 were $2.01, compared to $2.01 in 2003. Trustmark's performance during 2004 resulted in a return on average shareholders' equity of 16.08% and a return on average assets of 1.43%. At December 31, 2004, Trustmark reported total loans of $5.4 billion, total assets of $8.1 billion, total deposits of $5.5 billion, and shareholders' equity of $750 million.

Basic earnings per share in the fourth quarter of 2004 were $0.50, compared to $0.52 in the fourth quarter of 2003. Net income for the fourth quarter of 2004 totaled $28.9 million. Trustmark's performance for the quarter ended December 31, 2004, resulted in a return on average shareholders' equity of 15.32% and a return on average assets of 1.40%.

Richard G. Hickson, Chairman and CEO, stated, "Trustmark made significant strategic progress during the year. Average loans increased $458 million, or 9.5%, in 2004 while average deposits grew $466 million, or 9.6%. This growth was achieved as a result of providing banking services for our clients in Florida, Mississippi, and Tennessee as well as from our first quarter branch acquisition in the Houston, Texas marketplace. In addition to expanding into new markets, the company also expanded existing product lines. During the fourth quarter, Fisher-Brown, Inc., Northwest Florida's leading insurance agency became a subsidiary of Trustmark National Bank.

"During the year, we expanded our branch network with the addition of offices to serve the growing Madison, Mississippi and Destin and Panama City, Florida communities. We also opened a Wealth Management Center in Jackson, combining investment advisory, private banking, and trust services. In addition to expanding retail delivery channels, we also made investments in infrastructure with the purchase of a new facility for our consumer, small business, and home mortgage underwriting and support associates in the Jackson MSA. Each of these actions is designed to enhance customer satisfaction and efficiency, which drive shareholder value."

Over time, Trustmark's significant investment in technology and associates dedicated to loan underwriting has resulted in improved credit quality trends. The company's allowance for loan loss methodology is based on historical loss experience by loan type and has been adjusted to reflect the continuing low level of net loan charge-offs. During the fourth quarter, Trustmark recorded a release in its allowance for loan losses resulting from changes to specific estimates used to determine its allowance which increased net income by $5.8 million, or $0.10 per share. At December 31, 2004, Trustmark's allowance for loan losses was $64.8 million and represented 296% of non-performing loans.

During the fourth quarter, higher interest rates increased the value of Trustmark's home mortgage servicing rights. Consequently, Trustmark reversed non-cash mortgage servicing impairment charges recorded in previous quarters which increased the company's fourth quarter net income by $0.8 million, or $0.01 per share. Additional non-cash recoveries of mortgage servicing impairment could occur if interest rates rise, refinancing slows and the expected life of home mortgage loans lengthens.

In an effort to better position the company in the event of a rising interest rate environment, Trustmark sold $303 million in available-for-sale securities, which reduced fourth quarter net income by $2.9 million, or $0.05 per share. Trustmark expects to use the proceeds from this sale to reinvest in securities as opportunities arise.

Trustmark Corporation is a financial services company providing banking and financial solutions through over 145 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas. For additional financial information, visit our website at www.trustmark.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark Corporation's filings with the Securities and Exchange Commission. Trustmark Corporation undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

Trustmark Contacts
Investors:         Zach Wasson                              Joseph Rein
                   Executive Vice President and CFO         First Vice President
                   601-208-6816                             601-208-6898

Media:             Gray Wiggers
                   Senior Vice President
                   601-208-5942

                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
                                ($ in thousands)
                                   (unaudited)

                             Quarter Ended Dec. 31,
                             ----------------------
AVERAGE BALANCES                2004        2003     $ Change  % Change
----------------             ----------  ----------  --------  --------
Securities AFS-taxable       $1,796,714  $1,737,519  $ 59,195      3.4%
Securities AFS-nontaxable        68,745      68,976      (231)    -0.3%
Securities HTM-taxable           55,610      97,536   (41,926)   -43.0%
Securities HTM-nontaxable        86,741      90,530    (3,789)    -4.2%
                             ----------  ----------  --------
Total securities              2,007,810   1,994,561    13,249      0.7%
                             ----------  ----------  --------
Loans                         5,382,489   4,991,449   391,040      7.8%
Fed funds sold
  and rev repos                  36,388      19,569    16,819     85.9%
                             ----------  ----------  --------
Total earning assets          7,426,687   7,005,579   421,108      6.0%
                             ----------  ----------  --------
Allowance for loan losses       (73,955)    (74,449)      494     -0.7%
Cash and due from banks         319,383     296,340    23,043      7.8%
Other assets                    503,218     463,625    39,593      8.5%
                             ----------  ----------  --------
Total assets                 $8,175,333  $7,691,095  $484,238      6.3%
                             ==========  ==========  ========

Int-bearing demand dep       $1,301,509  $1,165,721  $135,788     11.6%
Savings deposits                939,395     866,248    73,147      8.4%
Time deposits less than
  $100,000                    1,358,170   1,226,521   131,649     10.7%
Time deposits of $100,000
  or more                       497,876     462,732    35,144      7.6%
                             ----------  ----------  --------
Total interest-bearing dep    4,096,950   3,721,222   375,728     10.1%
Fed funds pch and repos         797,724     892,546   (94,822)   -10.6%
Short-term borrowings         1,001,530     584,931   416,599     71.2%
Long-term FHLB advances         164,081     502,796  (338,715)   -67.4%
                             ----------  ----------  --------
Total interest-bearing liab   6,060,285   5,701,495   358,790      6.3%
Nonint-bearing deposits       1,291,621   1,246,389    45,232      3.6%
Other liabilities                74,476      52,506    21,970     41.8%
Shareholders' equity            748,951     690,705    58,246      8.4%
                             ----------  ----------  --------
Total liab and equity        $8,175,333  $7,691,095  $484,238      6.3%
                             ==========  ==========  ========

                              Year-to-date Dec. 31,
                             ----------------------
AVERAGE BALANCES                2004        2003     $ Change  % Change
----------------             ----------  ----------  --------  --------
Securities AFS-taxable       $1,879,324  $1,518,170  $361,154     23.8%
Securities AFS-nontaxable        70,107      67,188     2,919      4.3%
Securities HTM-taxable           70,585     236,994  (166,409)   -70.2%
Securities HTM-nontaxable        87,944      90,755    (2,811)    -3.1%
                             ----------  ----------  --------
Total securities              2,107,960   1,913,107   194,853     10.2%
                             ----------  ----------  --------
Loans                         5,280,640   4,822,350   458,290      9.5%
Fed funds sold
  and rev repos                  27,118      25,174     1,944      7.7%
                             ----------  ----------  --------
Total earning assets          7,415,718   6,760,631   655,087      9.7%
                             ----------  ----------  --------
Allowance for loan losses       (74,191)    (74,890)      699     -0.9%
Cash and due from banks         331,980     296,724    35,256     11.9%
Other assets                    485,983     426,157    59,826     14.0%
                             ----------  ----------  --------
Total assets                 $8,159,490  $7,408,622  $750,868     10.1%
                             ==========  ==========  ========

Int-bearing demand dep       $1,312,071  $1,134,243  $177,828     15.7%
Savings deposits                967,674     832,490   135,184     16.2%
Time deposits less than
  $100,000                    1,304,925   1,226,741    78,184      6.4%
Time deposits of $100,000
  or more                       467,054     449,959    17,095      3.8%
                             ----------  ----------  --------
Total interest-bearing dep    4,051,724   3,643,433   408,291     11.2%
Fed funds pch and repos         887,596     947,050   (59,454)    -6.3%
Short-term borrowings           788,737     391,366   397,371    101.5%
Long-term FHLB advances         365,659     472,819  (107,160)   -22.7%
                             ----------  ----------  --------
Total interest-bearing liab   6,093,716   5,454,668   639,048     11.7%
Nonint-bearing deposits       1,273,889   1,216,523    57,366      4.7%
Other liabilities                65,985      62,288     3,697      5.9%
Shareholders' equity            725,900     675,143    50,757      7.5%
                             ----------  ----------  --------
Total liab and equity        $8,159,490  $7,408,622  $750,868     10.1%
                             ==========  ==========  ========

                                   December 31,
                             ----------------------
PERIOD END BALANCES             2004        2003     $ Change   % Change
-------------------          ----------  ----------  ---------  ---------
Sec available for sale       $1,580,270  $1,933,993  $(353,723)    -18.3%
Sec held to maturity            136,797     178,450    (41,653)    -23.3%
                             ----------  ----------  ---------
Total securities              1,717,067   2,112,443   (395,376)    -18.7%
Loans                         5,431,277   5,032,612    398,665       7.9%
Fed funds sold
  and rev repos                  86,191      37,712     48,479     128.6%
                             ----------  ----------  ---------
Total earning assets          7,234,535   7,182,767     51,768       0.7%
                             ----------  ----------  ---------
Allowance for loan losses       (64,757)    (74,276)     9,519     -12.8%
Cash and due from banks         343,125     333,096     10,029       3.0%
Mortgage servicing rights        52,463      49,707      2,756       5.5%
Goodwill                        137,225      95,877     41,348      43.1%
Identifiable intangibles         32,004      21,921     10,083      46.0%
Other assets                    318,362     305,229     13,133       4.3%
                             ----------  ----------  ---------
Total assets                 $8,052,957  $7,914,321  $ 138,636       1.8%
                             ==========  ==========  =========

Nonint-bearing deposits      $1,359,954  $1,329,444  $  30,510       2.3%
Int-bearing deposits          4,095,344   3,760,015    335,329       8.9%
                             ----------  ----------  ---------
Total deposits                5,455,298   5,089,459    365,839       7.2%
Fed funds pch and repos         612,341     928,135   (315,794)    -34.0%
Short-term borrowings           980,318     621,532    358,786      57.7%
Long-term FHLB advances         180,894     531,035   (350,141)    -65.9%
Other liabilities                73,710      54,587     19,123      35.0%
                             ----------  ----------  ---------
Total liabilities             7,302,561   7,224,748     77,813       1.1%
                             ----------  ----------  ---------
Common stock                     12,055      12,136        (81)     -0.7%
Surplus                         121,705     132,383    (10,678)     -8.1%
Retained earnings               620,588     548,521     72,067      13.1%
Accum other comprehensive
    loss, net of taxes           (3,952)     (3,467)      (485)       n/m
                             ----------  ----------  ---------
Total shareholders' equity      750,396     689,573     60,823       8.8%
                             ----------  ----------  ---------
Total liab and equity        $8,052,957  $7,914,321  $ 138,636       1.8%
                             ==========  ==========  =========

Total int-bearing liab       $5,868,897  $5,840,717  $  28,180       0.5%
                             ==========  ==========  =========

n/m - not meaningful

                            Quarter Ended Dec. 31,
                            ----------------------
INCOME STATEMENTS              2004        2003     $ Change  % Change
-----------------           ----------  ----------  --------  --------
Int and fees on loans-FTE   $   77,418  $   73,650  $  3,768      5.1%
Int on securities-taxable       14,596      14,722      (126)    -0.9%
Int on securities-tax
  exempt-FTE                     2,930       3,080      (150)    -4.9%
Int on fed funds sold
  and rev repos                    191          51       140    274.5%
Other interest income               18          13         5     38.5%
                            ----------  ----------  --------
Total interest income-FTE       95,153      91,516     3,637      4.0%
                            ----------  ----------  --------
Interest on deposits            14,864      13,445     1,419     10.6%
Interest on fed funds
  pch and repos                  3,378       2,159     1,219     56.5%
Other interest expense           7,071       5,295     1,776     33.5%
                            ----------  ----------  --------
Total interest expense          25,313      20,899     4,414     21.1%
                            ----------  ----------  --------
Net interest income-FTE         69,840      70,617      (777)    -1.1%
Provision for loan losses       (6,971)      2,351    (9,322)      n/m
                            ----------  ----------  --------
Net interest income after
  provision-FTE                 76,811      68,266     8,545     12.5%
                            ----------  ----------  --------
Service charges on
  deposit accounts              13,979      14,297      (318)    -2.2%
Mortgage banking                 2,304       3,450    (1,146)   -33.2%
Retail banking - other           4,972       4,680       292      6.2%
Wealth management                5,265       4,863       402      8.3%
Insurance commissions            5,079       3,629     1,450     40.0%
Other income                       962       1,426      (464)   -32.5%
                            ----------  ----------  --------
Nonint inc-excl sec
  (losses) gains                32,561      32,345       216      0.7%
Security (losses) gains         (4,664)          5    (4,669)      n/m
                            ----------  ----------  --------
Total noninterest income        27,897      32,350    (4,453)   -13.8%
                            ----------  ----------  --------
Salaries and employee
  benefits                      35,499      30,310     5,189     17.1%
Services and fees                8,825       7,587     1,238     16.3%
Equipment expense                3,885       3,885         -      0.0%
Net occupancy-premises           4,250       3,276       974     29.7%
Other expense                    6,908       6,652       256      3.8%
                            ----------  ----------  --------
Total noninterest expense       59,367      51,710     7,657     14.8%
                            ----------  ----------  --------
Income before income taxes      45,341      48,906    (3,565)    -7.3%
Tax equivalent adjustment        2,053       2,004        49      2.4%
Income taxes                    14,440      16,438    (1,998)   -12.2%
                            ----------  ----------  --------
Net income                  $   28,848  $   30,464  $ (1,616)    -5.3%
                            ==========  ==========  ========

Earnings per share
     Basic                  $     0.50  $     0.52  $  (0.02)    -3.8%
                            ==========  ==========  ========
     Diluted                $     0.50  $     0.52  $  (0.02)    -3.8%
                            ==========  ==========  ========
Weighted average shares o/s
     Basic                  57,863,624  58,401,559               -0.9%
                            ==========  ==========
     Diluted                58,200,352  58,757,964               -0.9%
                            ==========  ==========
Period end shares o/s       57,858,497  58,246,733               -0.7%
                            ==========  ==========
Dividends per share         $   0.2000  $   0.1900                5.3%
                            ==========  ==========

n/m - not meaningful

                             Year-to-date Dec. 31,
                            ----------------------
INCOME STATEMENTS              2004        2003     $ Change  % Change
-----------------           ----------  ----------  --------  --------
Int and fees on loans-FTE   $  298,463  $  289,622  $  8,841      3.1%
Int on securities-taxable       61,779      65,332    (3,553)    -5.4%
Int on securities-tax
  exempt-FTE                    11,988      12,362      (374)    -3.0%
Int on fed funds sold
  and rev repos                    417         287       130     45.3%
Other interest income               55          50         5     10.0%
                            ----------  ----------  --------
Total interest income-FTE      372,702     367,653     5,049      1.4%
                            ----------  ----------  --------
Interest on deposits            55,123      59,327    (4,204)    -7.1%
Interest on fed funds
  pch and repos                 10,881      10,255       626      6.1%
Other interest expense          22,734      19,976     2,758     13.8%
                            ----------  ----------  --------
Total interest expense          88,738      89,558      (820)    -0.9%
                            ----------  ----------  --------
Net interest income-FTE        283,964     278,095     5,869      2.1%
Provision for loan losses       (3,055)      9,771   (12,826)      n/m
                            ----------  ----------  --------
Net interest income after
  provision-FTE                287,019     268,324    18,695      7.0%
                            ----------  ----------  --------
Service charges on
  deposit accounts              56,274      54,351     1,923      3.5%
Mortgage banking                 8,571       7,049     1,522     21.6%
Retail banking - other          18,467      18,506       (39)    -0.2%
Wealth management               20,319      19,479       840      4.3%
Insurance commissions           17,807      17,679       128      0.7%
Other income                     7,233       7,015       218      3.1%
                            ----------  ----------  --------
Nonint inc-excl sec
  (losses) gains               128,671     124,079     4,592      3.7%
Security (losses) gains         (4,643)     12,231   (16,874)      n/m
                            ----------  ----------  --------
Total noninterest income       124,028     136,310   (12,282)    -9.0%
                            ----------  ----------  --------
Salaries and employee
  benefits                     132,799     129,114     3,685      2.9%
Services and fees               35,240      31,283     3,957     12.6%
Equipment expense               15,007      14,989        18      0.1%
Net occupancy-premises          15,023      12,817     2,206     17.2%
Other expense                   27,240      26,684       556      2.1%
                            ----------  ----------  --------
Total noninterest expense      225,309     214,887    10,422      4.8%
                            ----------  ----------  --------
Income before income taxes     185,738     189,747    (4,009)    -2.1%
Tax equivalent adjustment        8,347       8,265        82      1.0%
Income taxes                    60,682      62,952    (2,270)    -3.6%
                            ----------  ----------  --------
Net income                  $  116,709  $  118,530  $ (1,821)    -1.5%
                            ==========  ==========  ========

Earnings per share
     Basic                  $     2.01  $     2.01  $      -      0.0%
                            ==========  ==========  ========
     Diluted                $     2.00  $     2.00  $      -      0.0%
                            ==========  ==========  ========
Weighted average shares o/s
     Basic                  57,998,328  59,009,485               -1.7%
                            ==========  ==========
     Diluted                58,273,309  59,243,819               -1.6%
                            ==========  ==========
Period end shares o/s       57,858,497  58,246,733               -0.7%
                            ==========  ==========
Dividends per share         $   0.7700  $   0.6850               12.4%
                            ==========  ==========

n/m - not meaningful

                                December 31,
                            --------------------
NONPERFORMING ASSETS          2004        2003      $ Change    % Change
--------------------        --------    --------    --------    --------
Nonaccrual loans            $ 21,864    $ 23,921    $ (2,057)      -8.6%
Restructured loans                 -           -           -
                            --------    --------    --------
Total nonperforming loans     21,864      23,921      (2,057)      -8.6%
Other real estate              5,615       5,929        (314)      -5.3%
                            --------    --------    --------
Total nonperforming assets    27,479      29,850      (2,371)      -7.9%
Loans past due over 90 days    5,284       2,606       2,678      102.8%
                            --------    --------    --------
Total nonperforming
  assets plus past
  due over 90 days          $ 32,763    $ 32,456    $    307        0.9%
                            ========    ========    ========

                            Quarter Ended Dec.31,
                            --------------------
ALLOWANCE FOR LOAN LOSSES     2004        2003      $ Change    % Change
-------------------------   --------    --------    --------    --------
Beginning Balance           $ 74,179    $ 74,486    $   (307)      -0.4%
Charge-offs                   (4,451)     (4,533)         82       -1.8%
Recoveries                     2,000       1,972          28        1.4%
Provision for loan losses     (6,971)      2,351      (9,322)        n/m
                            --------    --------    --------
Ending Balance              $ 64,757    $ 74,276    $ (9,519)     -12.8%
                            ========    ========    ========

                            Year-to-Date Dec. 31,
                            --------------------
ALLOWANCE FOR LOAN LOSSES     2004        2003      $ Change    % Change
-------------------------   --------    --------    --------    --------
Beginning Balance           $ 74,276    $ 74,771    $   (495)      -0.7%
Charge-offs                  (15,402)    (19,208)      3,806      -19.8%
Recoveries                     8,938       8,942          (4)       0.0%
Provision for loan losses     (3,055)      9,771     (12,826)        n/m
                            --------    --------    --------
Ending Balance              $ 64,757    $ 74,276    $ (9,519)     -12.8%
                            ========    ========    ========

                                        Quarter Ended Dec.31,
                                        --------------------
RATIOS                                    2004        2003
------                                  --------    --------
ROA                                        1.40%       1.57%
ROE                                       15.32%      17.50%
Equity generation rate                     9.19%      11.10%
EOP equity/ EOP assets                     9.32%       8.71%
Average equity/average assets              9.16%       8.98%
Interest margin - Yield - FTE              5.10%       5.18%
Interest margin - Cost - FTE               1.37%       1.18%
Net interest margin - FTE                  3.74%       4.00%
Rate on interest-bearing liab              1.66%       1.45%
Efficiency ratio                          58.71%      51.02%
Expense ratio                              1.44%       1.10%
Net charge offs/average loans              0.18%       0.20%
Prov for loan losses/average loans        -0.52%       0.19%
Nonperf loans/total loans                  0.40%       0.48%
Nonperf assets/total loans                 0.51%       0.59%
Nonperf assets/total loans+ORE             0.51%       0.59%
ALL/nonperforming loans                  296.18%     310.51%
ALL/total loans                            1.19%       1.48%
Net loans/total assets                    66.64%      62.65%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close             $ 31.070    $ 29.270
Market value of stock-High              $ 32.780    $ 30.000
Market value of stock-Low               $ 29.120    $ 27.050
Book value of stock                     $  12.97    $  11.84
Tangible book value of stock            $  10.04    $   9.82
Tangible equity                         $581,167    $571,775
Market/Book value of stock               239.55%     247.21%
Price/Earnings ratio                       15.62       14.19
Dividend payout                           40.00%      36.54%

OTHER DATA
----------
EOP Employees - FTE                        2,598       2,356

n/m - not meaningful

                                        Year-to-Date Dec. 31,
                                        --------------------
RATIOS                                    2004        2003
------                                  --------    --------
ROA                                        1.43%       1.60%
ROE                                       16.08%      17.56%
Equity generation rate                     9.92%      11.57%
EOP equity/ EOP assets                     9.32%       8.71%
Average equity/average assets              8.90%       9.11%
Interest margin - Yield - FTE              5.03%       5.43%
Interest margin - Cost - FTE               1.20%       1.32%
Net interest margin - FTE                  3.83%       4.11%
Rate on interest-bearing liab              1.46%       1.64%
Efficiency ratio                          55.10%      51.37%
Expense ratio                              1.30%       1.34%
Net charge offs/average loans              0.12%       0.21%
Prov for loan losses/average loans        -0.06%       0.20%
Nonperf loans/total loans                  0.40%       0.48%
Nonperf assets/total loans                 0.51%       0.59%
Nonperf assets/total loans+ORE             0.51%       0.59%
ALL/nonperforming loans                  296.18%     310.51%
ALL/total loans                            1.19%       1.48%
Net loans/total assets                    66.64%      62.65%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close             $ 31.070    $ 29.270
Market value of stock-High              $ 32.780    $ 30.000
Market value of stock-Low               $ 25.890    $ 22.560
Book value of stock                     $  12.97    $  11.84
Tangible book value of stock            $  10.04    $   9.82
Tangible equity                         $581,167    $571,775
Market/Book value of stock               239.55%     247.21%
Price/Earnings ratio                       15.46       14.56
Dividend payout                           38.31%      34.08%

                                      Quarter Ended
                                 ----------------------
AVERAGE BALANCES                 12/31/2004   9/30/2004  $ Change   % Change
----------------                 ----------  ----------  ---------  --------
Securities AFS-taxable           $1,796,714  $1,901,589  $(104,875)    -5.5%
Securities AFS-nontaxable            68,745      69,501       (756)    -1.1%
Securities HTM-taxable               55,610      65,565     (9,955)   -15.2%
Securities HTM-nontaxable            86,741      87,454       (713)    -0.8%
                                 ----------  ----------  ---------
Total securities                  2,007,810   2,124,109   (116,299)    -5.5%
                                 ----------  ----------  ---------
Loans                             5,382,489   5,386,084     (3,595)    -0.1%
Fed funds sold and
  rev repos                          36,388      30,574      5,814     19.0%
                                 ----------  ----------  ---------
Total earning assets              7,426,687   7,540,767   (114,080)    -1.5%
                                 ----------  ----------  ---------
Allowance for loan losses           (73,955)    (74,228)       273     -0.4%
Cash and due from banks             319,383     334,298    (14,915)    -4.5%
Other assets                        503,218     488,363     14,855      3.0%
                                 ----------  ----------  ---------
Total assets                     $8,175,333  $8,289,200  $(113,867)    -1.4%
                                 ==========  ==========  =========

Int-bearing demand dep           $1,301,509  $1,288,849  $  12,660      1.0%
Savings deposits                    939,395     942,139     (2,744)    -0.3%
Time deposits less
  than $100,000                   1,358,170   1,319,206     38,964      3.0%
Time deposits of
  $100,000 or more                  497,876     456,500     41,376      9.1%
                                 ----------  ----------  ---------
Total interest-bearing dep        4,096,950   4,006,694     90,256      2.3%
Fed funds pch and repos             797,724     966,420   (168,696)   -17.5%
Short-term borrowings             1,001,530     862,529    139,001     16.1%
Long-term FHLB advances             164,081     378,990   (214,909)   -56.7%
                                 ----------  ----------  ---------
Total interest-bearing
  liabilities                     6,060,285   6,214,633   (154,348)    -2.5%
Nonint-bearing deposits           1,291,621   1,262,756     28,865      2.3%
Other liabilities                    74,476      79,427     (4,951)    -6.2%
Shareholders' equity                748,951     732,384     16,567      2.3%
                                 ----------  ----------  ---------
Total liab and equity            $8,175,333  $8,289,200  $(113,867)    -1.4%
                                 ==========  ==========  =========

PERIOD END BALANCES              12/31/2004   9/30/2004  $ Change   % Change
-------------------              ----------  ----------  ---------  --------
Sec available for sale           $1,580,270  $1,916,093  $(335,823)   -17.5%
Sec held to maturity                136,797     147,214    (10,417)    -7.1%
                                 ----------  ----------  ---------
Total securities                  1,717,067   2,063,307   (346,240)   -16.8%
Loans                             5,431,277   5,388,342     42,935      0.8%
Fed funds sold
  and rev repos                      86,191      16,290     69,901    429.1%
                                 ----------  ----------  ---------
Total earning assets              7,234,535   7,467,939   (233,404)    -3.1%
                                 ----------  ----------  ---------
Allowance for loan losses           (64,757)    (74,179)     9,422    -12.7%
Cash and due from banks             343,125     273,385     69,740     25.5%
Mortgage servicing rights            52,463      51,199      1,264      2.5%
Goodwill                            137,225     110,271     26,954     24.4%
Identifiable intangibles             32,004      21,173     10,831     51.2%
Other assets                        318,362     300,839     17,523      5.8%
                                 ----------  ----------  ---------
Total assets                     $8,052,957  $8,150,627  $ (97,670)    -1.2%
                                 ==========  ==========  =========

Nonint-bearing deposits          $1,359,954  $1,242,612  $ 117,342      9.4%
Int-bearing deposits              4,095,344   4,044,919     50,425      1.2%
                                 ----------  ----------  ---------
Total deposits                    5,455,298   5,287,531    167,767      3.2%
Fed funds pch and repos             612,341     854,486   (242,145)   -28.3%
Short-term borrowings               980,318     855,214    125,104     14.6%
Long-term FHLB advances             180,894     355,926   (175,032)   -49.2%
Other liabilities                    73,710      63,236     10,474     16.6%
                                 ----------  ----------  ---------
Total liabilities                 7,302,561   7,416,393   (113,832)    -1.5%
                                 ----------  ----------  ---------
Common stock                         12,055      12,048          7      0.1%
Surplus                             121,705     121,282        423      0.3%
Retained earnings                   620,588     603,316     17,272      2.9%
Accum other comprehensive
   loss, net of taxes                (3,952)     (2,412)    (1,540)      n/m
                                 ----------  ----------  ---------
Total shareholders' equity          750,396     734,234     16,162      2.2%
                                 ----------  ----------  ---------
Total liab and equity            $8,052,957  $8,150,627  $ (97,670)    -1.2%
                                 ==========  ==========  =========

Total int-bearing liab           $5,868,897  $6,110,545  $(241,648)    -4.0%
                                 ==========  ==========  =========

 n/m - not meaningful

                                      Quarter Ended
                                 ----------------------
INCOME STATEMENTS                12/31/2004   9/30/2004  $ Change  % Change
-----------------                ----------  ----------  --------  --------
Int and fees on loans-FTE        $   77,418  $   75,695  $  1,723      2.3%
Int on securities-taxable            14,596      16,162    (1,566)    -9.7%
Int on securities-tax
  exempt-FTE                          2,930       2,961       (31)    -1.0%
Int on fed funds sold
  and rev repos                         191         120        71     59.2%
Other interest income                    18          16         2     12.5%
                                 ----------  ----------  --------
Total interest income-FTE            95,153      94,954       199      0.2%
                                 ----------  ----------  --------
Interest on deposits                 14,864      13,547     1,317      9.7%
Interest on fed funds
  pch and repos                       3,378       3,243       135      4.2%
Other interest expense                7,071       6,179       892     14.4%
                                 ----------  ----------  --------
Total interest expense               25,313      22,969     2,344     10.2%
                                 ----------  ----------  --------
Net interest income-FTE              69,840      71,985    (2,145)    -3.0%
Provision for loan losses            (6,971)      1,161    (8,132)      n/m
                                 ----------  ----------  --------
Net interest income after
  provision-FTE                      76,811      70,824     5,987      8.5%
                                 ----------  ----------  --------
Service charges on
  deposit accounts                   13,979      15,010    (1,031)    -6.9%
Mortgage banking                      2,304        (931)    3,235       n/m
Retail banking - other                4,972       4,678       294      6.3%
Wealth management                     5,265       5,080       185      3.6%
Insurance commissions                 5,079       5,197      (118)    -2.3%
Other income                            962       2,230    (1,268)   -56.9%
                                 ----------  ----------  --------
Nonint inc-excl sec
  (losses) gains                     32,561      31,264     1,297      4.1%
Security (losses) gains              (4,664)          6    (4,670)      n/m
                                 ----------  ----------  --------
Total noninterest income             27,897      31,270    (3,373)   -10.8%
                                 ----------  ----------  --------
Salaries and employee
  benefits                           35,499      33,217     2,282      6.9%
Services and fees                     8,825       9,190      (365)    -4.0%
Equipment expense                     3,885       3,799        86      2.3%
Net occupancy-premises                4,250       4,043       207      5.1%
Other expense                         6,908       6,968       (60)    -0.9%
                                 ----------  ----------  --------
Total noninterest expense            59,367      57,217     2,150      3.8%
                                 ----------  ----------  --------
Income before income taxes           45,341      44,877       464      1.0%
Tax equivalent adjustment             2,053       2,062        (9)    -0.4%
Income taxes                         14,440      14,728      (288)    -2.0%
                                 ----------  ----------  --------
Net income                       $   28,848  $   28,087  $    761      2.7%
                                 ==========  ==========  ========

Earnings per share
     Basic                       $     0.50  $     0.49  $   0.01      2.0%
                                 ==========  ==========  ========
     Diluted                     $     0.50  $     0.48  $   0.02      4.2%
                                 ==========  ==========  ========
Weighted average shares o/s
     Basic                       57,863,624  57,809,762                0.1%
                                 ==========  ==========
     Diluted                     58,200,352  58,114,320                0.1%
                                 ==========  ==========
Period end shares o/s            57,858,497  57,822,833                0.1%
                                 ==========  ==========
Dividends per share              $   0.2000  $   0.1900                5.3%
                                 ==========  ==========

n/m - not meaningful

NONPERFORMING ASSETS             12/31/2004  9/30/2004   $ Change  % Change
--------------------             ----------  ---------   --------  --------
Nonaccrual loans                 $   21,864  $  27,062   $ (5,198)   -19.2%
Restructured loans                        -          -          -
                                 ----------  ---------   --------
Total nonperforming loans            21,864     27,062     (5,198)   -19.2%
Other real estate                     5,615      4,844        771     15.9%
                                 ----------  ---------   --------
Total nonperforming assets           27,479     31,906     (4,427)   -13.9%
Loans past due over 90 days           5,284      7,553     (2,269)   -30.0%
                                 ----------  ---------   --------
Total nonperforming
  assets plus past
  due over 90 days               $   32,763  $  39,459   $ (6,696)   -17.0%
                                 ==========  =========   ========

                                      Quarter Ended
                                 ----------------------
ALLOWANCE FOR LOAN LOSSES        12/31/2004   9/30/2004  $ Change  % Change
-------------------------        ----------  ----------  --------  --------
Beginning Balance                $   74,179  $   74,179  $      -      0.0%
Charge-offs                          (4,451)     (3,295)   (1,156)    35.1%
Recoveries                            2,000       2,134      (134)    -6.3%
Provision for loan losses            (6,971)      1,161    (8,132)      n/m
                                 ----------  ----------  --------  --------
Ending Balance                   $   64,757  $   74,179  $ (9,422)   -12.7%
                                 ==========  ==========  ========  ========

                                                Quarter Ended
                                           ----------------------
RATIOS                                     12/31/2004   9/30/2004
------                                     ----------  ----------
ROA                                             1.40%       1.35%
ROE                                            15.32%      15.26%
Equity generation rate                          9.19%       9.34%
EOP equity/ EOP assets                          9.32%       9.01%
Average equity/average assets                   9.16%       8.84%
Interest margin - Yield - FTE                   5.10%       5.01%
Interest margin - Cost - FTE                    1.37%       1.22%
Net interest margin - FTE                       3.74%       3.80%
Rate on interest-bearing liab                   1.66%       1.47%
Efficiency ratio                               58.71%      53.71%
Expense ratio                                   1.44%       1.37%
Net charge offs/average loans                   0.18%       0.09%
Prov for loan losses/average loans             -0.52%       0.09%
Nonperf loans/total loans                       0.40%       0.50%
Nonperf assets/total loans                      0.51%       0.59%
Nonperf assets/total loans+ORE                  0.51%       0.59%
ALL/nonperforming loans                       296.18%     274.11%
ALL/total loans                                 1.19%       1.38%
Net loans/total assets                         66.64%      65.20%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                  $ 31.070    $ 31.080
Market value of stock-High                   $ 32.780    $ 32.360
Market value of stock-Low                    $ 29.120    $ 27.920
Book value of stock                          $  12.97    $  12.70
Tangible book value of stock                 $  10.04    $  10.42
Tangible equity                              $581,167    $602,790
Market/Book value of stock                    239.55%     244.72%
Price/Earnings ratio                            15.62       15.94
Dividend payout                                40.00%      38.78%

OTHER DATA
----------
EOP Employees - FTE                             2,598       2,444

n/m - not meaningful

NOTES TO CONSOLIDATED FINANCIALS

Note 1- Business Combinations

On December 1, 2004, Trustmark acquired Fisher-Brown, Incorporated, northwest Florida's leading insurance agency located in Pensacola, Florida. This business combination was accounted for under the purchase method of accounting and includes the results of operations for Fisher-Brown from the transaction date. Excess cost over tangible net assets acquired totaled $36.2 million, of which $9.3 million and $26.9 million have been allocated to identifiable intangibles and goodwill, respectively.

On March 12, 2004, Trustmark acquired five branches of Allied Houston Bank in a business combination accounted for by the purchase method of accounting. In connection with the transaction, Trustmark acquired approximately $148.1 million in assets and assumed $161.7 million in deposits and other liabilities for a $10 million deposit premium. Assets consisted of $145.9 million in loans, $585 thousand in premises and equipment and $1.6 million in other assets. The assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $6.4 million discount, consisting of a discount for general credit risk of $7.3 million offset by a market valuation premium of $862 thousand. Included in the credit risk discount of $7.3 million was a specific amount for nonaccrual loans of $1.7 million. Subsequent to the purchase date, the unpaid principal for these nonaccrual loans were written down to their net realizable value against the recorded discount. Excess cost over tangible net assets acquired totaled $15.7 million, of which $426 thousand and $15.3 million have been allocated to identifiable intangibles (core deposits) and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

On August 29, 2003, Trustmark acquired seven Florida branches of The Banc Corporation of Birmingham, Alabama, in a business combination accounted for by the purchase method of accounting. These branches, known as the Emerald Coast Division, serve the markets from Destin to Panama City. In connection with the transaction, Trustmark paid a $46.8 million deposit premium in exchange for $232.8 million in assets and $209.2 million in deposits and other liabilities. Assets consisted of $224.3 million in loans, $6.8 million in premises and equipment and $1.7 million in other assets. These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $1.9 million discount, consisting of a discount for general credit risk of $3.5 million offset by a market valuation premium of $1.6 million. Excess costs over tangible net assets acquired totaled $49.5 million, of which $1.7 million and $47.8 million have been allocated to identifiable intangibles (core deposits) and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

Note 2 - Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:

                                         12/31/04     9/30/04    12/31/03
                                        ----------  ----------  ----------
Real Estate                             $3,394,033  $3,333,744  $3,085,404
Commercial and industrial                  865,436     859,156     787,094
Consumer                                   802,334     793,447     787,316
Other                                      369,474     401,995     372,798
                                        ----------  ----------  ----------
Loans                                    5,431,277   5,388,342   5,032,612
Less Allowance for loan losses              64,757      74,179      74,276
                                        ----------  ----------  ----------
Net Loans                               $5,366,520  $5,314,163  $4,958,336
                                        ==========  ==========  ==========

The allowance for loan losses is maintained at a level believed adequate by management, based on estimated probable losses within the existing loan portfolio. Trustmark's allowance for possible loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, "Selected Loan Loss Allowance Methodology and Documentation Issues," as well as other regulatory guidance. Accordingly, Trustmark's methodology is based on historical loss experience by type of loan and internal risk ratings, homogeneous risk pools, and specific loss allocations, with adjustments considering current economic events and conditions. The provision for loan losses reflects loan quality trends, including the levels of and trends related to non-accrual loans, past due loans, potential problem loans, criticized loans and net charge-offs or recoveries and other factors.

During the fourth quarter of 2004, Trustmark recorded a release of $9.4 million to the allowance for loan losses resulting from changes in estimates to specific factors for pooled loans and a specific class of commercial loans, both of which had experienced positive trends in loss experience. As a result, Trustmark recognized a benefit of $7.0 million and $3.1 million in the provision for loan losses for the quarter and year ended December 31, 2004, respectively.

Note 3 - Mortgage Banking

For the periods presented, the carrying amount of mortgage servicing rights are as follows:

                                  12/31/04   9/30/04  12/31/03
                                  --------  --------  --------
Mortgage Servicing Rights         $ 58,507  $ 58,990  $ 65,575
Valuation Allowance                 (6,044)   (7,791)  (15,868)
                                  --------  --------  --------
Mortgage Servicing Rights, net    $ 52,463  $ 51,199  $ 49,707
                                  ========  ========  ========

Mortgage servicing rights are rights to service mortgage loans for others, whether the loans were acquired through purchase or loan origination. Purchased mortgage servicing rights are capitalized at cost. For loans originated and sold where the servicing rights are retained, Trustmark allocated the cost of the loan and the servicing right based on their relative fair values. Mortgage servicing rights are amortized over the estimated period of the related net servicing income. At December 31, 2004, Trustmark serviced $3.4 billion in mortgage loans for others.

Impairment for mortgage servicing rights occurs when the estimated fair value falls below the underlying carrying value. Fair value is determined utilizing specific risk characteristics of the mortgage loan, current interest rates and current prepayment speeds. During 2004, Trustmark reclassified $7.1 million of mortgage servicing right impairment from temporary to other-than-temporary which reduced the valuation allowance for impairment and the gross mortgage servicing rights balance with no effect to the net mortgage servicing rights asset. Impairment is considered to be other-than-temporary when Trustmark determines that the carrying value is expected to exceed the fair value for an extended period of time.

The following table illustrates the components of mortgage banking included in noninterest income in the accompanying income statements:

                                      Quarter Ended
                               ----------------------------
                               12/31/04   9/30/04  12/31/03
                               --------  --------  --------

Mortgage servicing income      $  4,252  $  4,167  $  4,174
Mortgage guaranty fees           (1,093)   (1,081)   (1,058)
                               --------  --------  --------
   Mortgage servicing, net        3,159     3,086     3,116
Amortization of
 mortgage servicing rights       (2,750)   (2,675)   (2,894)
Recovery/(Impairment)of
 mortgage servicing rights        1,275    (3,111)    1,612
Gain on sale of loans               357     1,579     1,194
Other, net                          263       190       422
                               --------  --------  --------
Mortgage banking               $  2,304  $   (931) $  3,450
                               ========  ========  ========

                                  Year-to-date
                               ------------------
                               12/31/04  12/31/03
                               --------  --------

Mortgage servicing income      $ 16,864  $ 16,826
Mortgage guaranty fees           (4,395)   (4,512)
                               --------  --------
   Mortgage servicing, net       12,469    12,314
Amortization of
 mortgage servicing rights      (11,826)  (14,515)
Recovery/(Impairment)of
 mortgage servicing rights        2,791    (3,387)
Gain on sale of loans             4,283    13,796
Other, net                          854    (1,159)
                               --------  --------
Mortgage banking               $  8,571  $  7,049
                               ========  ========

Note 4 - Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax-equivalent basis.

                                      Quarter Ended
                               ----------------------------
                               12/31/04   9/30/04  12/31/03
                               --------  --------  --------
Securities - Taxable              3.13%     3.27%     3.18%
Securities - Nontaxable           7.50%     7.51%     7.66%
Securities - Total                3.47%     3.58%     3.54%
Loans                             5.72%     5.59%     5.85%
FF Sold & Rev Repo                2.09%     1.56%     1.03%
Total Earning Assets              5.10%     5.01%     5.18%

Interest-bearing Deposits         1.44%     1.35%     1.43%
FF Pch & Repo                     1.68%     1.33%     0.96%
Borrowings                        2.41%     1.98%     1.93%
Total Interest-bearing
     Liabilities                  1.66%     1.47%     1.45%

Net interest margin               3.74%     3.80%     4.00%

                                  Year-to-date
                               ------------------
                               12/31/04  12/31/03
                               --------  --------
Securities - Taxable              3.17%     3.72%
Securities - Nontaxable           7.58%     7.83%
Securities - Total                3.50%     4.06%
Loans                             5.65%     6.01%
FF Sold & Rev Repo                1.54%     1.14%
Total Earning Assets              5.03%     5.44%

Interest-bearing Deposits         1.36%     1.63%
FF Pch & Repo                     1.23%     1.08%
Borrowings                        1.97%     2.31%
Total Interest-bearing
     Liabilities                  1.46%     1.64%

Net interest margin               3.83%     4.11%

In the fourth quarter of 2004, Trustmark evaluated the retrospective yield on mortgage-backed securities and recognized additional premium amortization of $1.4 million on these securities. The impact of this adjustment reduced the yield on taxable securities by 30 basis points for the quarter ended December 31, 2004.

During the fourth quarter of 2004, Trustmark incurred a loss of $4.7 million on the sales of $303.5 million in available for sale securities. Securities sold were comprised of mortgage related and U.S. Treasury issues with an average life and duration of 1.05 years and 1.01 years, respectively. Book yields on the securities sold were expected to be less than funding costs anticipated in 2005. Trustmark expects to use the proceeds from these sales to reinvest in new securities as opportunities arise.

Note 5 - Associate Benefit Plans

Supplemental Retirement Plan
Trustmark provides a non-qualified supplemental retirement plan covering directors, key executives and senior officers. The plan provides for specific death and/or retirement benefits. The expense associated with this plan is determined in accordance with accounting standards issued by the Financial Accounting Standards Board and is included in salaries and benefits. During the quarter ended December 31, 2004, Trustmark recognized an after-tax charge of $774 thousand or $.01 per share for additional expense associated with this plan, resulting from changes to specific assumptions used to determine expense at the plans measurement date.

Early Retirement Program
In February 2003, Trustmark announced a voluntary early retirement program (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associate, or 4.75% of Trustmark's workforce. An after-tax charge of approximately $4.1 million or $0.07 per share, was recognized in Trustmark's first quarter 2003 net income.

Note 6 - Basis of Presentation

Certain reclassifications have been made to prior period amounts to conform with the current period presentation.